UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 14, 2020

Qumu Corporation

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-20728	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

510 1st Avenue North, Suite 305
Minneapolis, MN	55403
(Address Of Principal Executive Offices)	(Zip Code)

(612) 638-9100

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	QUMU	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934. [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Items under Sections 1 through 4 and 6 through 8 are not applicable and therefore omitted.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 17, 2020, Qumu Corporation (the “Company”) announced that TJ Kennedy has been appointed the Company’s President and Chief Executive Officer, effective July 20, 2020. Mr. Kennedy, age 48, succeeds Vern Hanzlik, who will be stepping down as the Company’s President and Chief Executive Officer effective July 17, 2020 to pursue other interests. Also on July 17, 2020, Mr. Hanzlik resigned as a director of the Company. Mr. Hanzlik’s resignation from the Company’s Board of Directors was not due to a disagreement with the Company. For the purposes of the Company’s letter agreement relating to severance and change of control benefits with Mr. Hanzlik, Mr. Hanzlik’s separation from employment will be considered a termination without Cause (as defined in such letter agreement). Effective July 20, 2020, Mr. Kennedy will be appointed to the Company’s Board of Directors.

A copy of the Company’s press release issued July 17, 2020, announcing the above changes, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On July 14, 2020, the Company and TJ Kennedy entered into a letter agreement (the “offer letter”) pursuant to which Mr. Kennedy agreed to accept the Company’s offer of employment to serve as the Company’s President and Chief Executive Officer and to be appointed to the Company’s Board of Directors. The Compensation Committee of the Board of Directors of the Company recommended, and the Board of Directors approved, the compensation to Mr. Kennedy under the offer letter.

Under the terms of the offer letter, Mr. Kennedy’s annual base salary will be $375,000, payable according to the Company’s regular payroll practices. Mr. Kennedy will be eligible to participate in the Company’s annual company bonus plan, which is a cash incentive program based upon the Company’s achievement of specific annual performance goals as determined by the Compensation Committee. For 2020, Mr. Kennedy will be eligible for a bonus of 100% of his base salary at the target level of achievement of the performance goals to be specified by the Compensation Committee, pro-rated for the 2020 calendar year. Mr. Kennedy will also participate in the Company’s 401(k) plan and health, dental, disability and life insurance and other benefit plans on the same basis as other employees of the Company.

Pursuant to the offer letter, Mr. Kennedy will be granted a seven year non-qualified stock option to purchase 457,692 shares of the Company’s common stock. The option will have an exercise price equal to the fair market value of the Company’s common stock as of the grant date and vest with respect to one-third of the shares underlying the option on the first three anniversaries of the grant date. The stock option to Mr. Kennedy will be granted outside of the Company’s shareholder-approved Second Amended and Restated 2007 Stock Incentive Plan (the “2007 Plan”) pursuant to the exception for an inducement grant contained in Nasdaq Listing Rule 5635(c)(4). However, the option will have terms that will mirror in all respects the options granted under 2007 Plan and the Company’s standard form of non-qualified option agreement. In accordance with the Company’s Policy Regarding the Granting of Equity-Based Compensation Awards, the grant date for the stock option award to Mr. Kennedy will be the first day of the next open window period.

Pursuant to the offer letter, Mr. Kennedy will enter into the Company’s current form of letter agreement relating to severance and change of control benefits (the “letter agreement”) in substantially the form attached as Exhibit 10.3 to the Company’s Current Report on Form 8-K dated February 21, 2013 and summarized therein. The Company’s entry into the letter agreement with Mr. Kennedy was also recommended by the Compensation Committee and also approved by the Board of Directors. Except with respect to this letter agreement, Mr. Kennedy’s employment with the Company is “at will.” Mr. Kennedy also entered into the Company’s standard agreement with employees governing assignment of inventions, confidential information and non-competition.

The foregoing summary of the offer letter and the letter agreement do not purport to be complete and are subject to and qualified in their respective entirety by reference to the offer letter, which is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 5.02, and the letter agreement, which is incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K dated February 21, 2013 and is incorporated by reference into this Item 5.02.

ITEM 5.08	SHAREHOLDER DIRECTOR NOMINATIONS.

On July 14, 2020, the Board of Directors of Company established Wednesday, September 30, 2020 as the date for the Company’s 2020 annual meeting of shareholders (the “Annual Meeting”). The Board also established the close of business on August 7, 2020 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. The time of the Annual Meeting and details for attending and voting at the Annual Meeting, which will be held virtually, will be as set forth in the Company’s proxy statement for the Annual Meeting to be filed with the Securities and Exchange Commission (“SEC”).

Because the Annual Meeting will be held more than 30 days following the anniversary date of the Company’s 2019 annual meeting of shareholders, the deadlines for shareholder proposals and director nominations for consideration at the Annual Meeting set forth in the Company’s definitive proxy statement filed with the SEC on April 9, 2019 no longer apply. If a shareholder of the Company intends to nominate a person for election to the Board or to propose other business for consideration at the Annual Meeting, including any proposal made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the deadline for submitting the notice of such nomination or shareholder proposal, including any notice on Schedule 14N, is the close of business on July 28, 2020. Any notice should be delivered to Qumu Corporation, 510 1st Avenue North, Suite 305, Minneapolis Minnesota 55403, Attention: Corporate Secretary. Any shareholder proposal or director nomination received after July 28, 2020 will be considered untimely and will not be included in the Company’s proxy materials for the Annual Meeting nor will it be considered at the Annual Meeting. Any shareholder proposal or director nomination must also comply with the requirements of Minnesota law, the rules and regulations promulgated by the SEC and the Company’s bylaws, as applicable.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
10.1	Letter Agreement effective July 14, 2020 regarding Offer of Employment by Qumu Corporation and TJ Kennedy.

10.2	Letter Agreement Regarding Severance and Change In Control Benefits between Qumu Corporation and TJ Kennedy (incorporated by reference to form of agreement attached as Exhibit 10.3 to the Company’s Current Report on Form 8-K dated February 21, 2013).

99.1	Press Release issued by Qumu Corporation on July 17, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUMU CORPORATION

	By:	/s/ David G. Ristow
David G. Ristow
Chief Financial Officer

Date: July 17, 2020